EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


     In connection with the Annual Report of Revelstoke Industries, Inc. (the "Company") on Form 10-KSB for the year ending May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Bruce Horton, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 12, 2006



                                        By: /s/ D. BRUCE HORTON
                                            ___________________________
                                                D. Bruce Horton
                                                Treasurer and
                                                Chief Financial Officer